EXHIBIT 10.10

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of December 23, 2024, among PROPER HOLDINGS, LLC, a Missouri limited liability company (“Parent”), NEW GROWTH HORIZON, LLC, a Missouri limited liability company (“New Growth Horizon”), NGH INVESTMENTS, INC., a Missouri corporation (formerly known as NGH Investments, LLC, a Missouri limited liability company) (“NGH Investments”; together with Parent and New Growth Horizon, each, a “Borrower” and collectively, jointly and severally, “Borrowers”), CHICAGO ATLANTIC ADMIN, LLC, a Delaware limited liability company, as administrative agent (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”) and the Lenders party hereto.

Recitals:

WHEREAS, reference is made to that certain Credit Agreement dated as of May 9, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement;” capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement), among Borrowers, the other Obligors from time to time party thereto, the Lenders from time to time party thereto and Administrative Agent; and

WHEREAS, the Obligors have requested that Administrative Agent and the Lenders agree to amend certain provisions of the Credit Agreement, and, subject to the terms and conditions of this Amendment, Administrative Agent and the Lenders have agreed to such request;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Amendments to Credit Agreement.
(a)Section 1.01 of the Credit Agreement, Defined Terms, is hereby modified and amended by amending and restating the definition of “Maturity Date” set forth in such Section in its entirety as follows:

“Maturity Date” means November 28, 2025.”

(a)Section 9.07 of the Credit Agreement, Restricted Payments, is hereby modified and amended by (i) deleting the “and” from the end of clause (b) thereof, (ii) deleting “.” from the end of clause (c) thereof and in place thereof inserting “; and” and (iii) adding the following clause (d) immediately after clause (c) thereof:

“(d) a one-time payment, on or before January 31, 2025, of the liquidation preference owed to the holders of the Parent’s Series B-1 Preferred Equity in an aggregate amount not to exceed $5,900,000.”

2.Representations, Warranties and Acknowledgments of the Obligors. In order to induce the Lenders and Administrative Agent to enter into this Amendment and to induce the Lenders to make the Loans under the Credit Agreement, each Obligor hereby represents and warrants to the Lenders and Administrative Agent on and as of the date of this Amendment that:
(a)Each Obligor (i) is a duly organized or formed and validly existing limited liability company or other registered entity in good standing under the laws of the jurisdiction of its organization and has the corporate or other organizational power and authority to own its property and assets and to transact the business in which it is engaged and (ii) has duly qualified and is authorized to do business and is in good standing in all jurisdictions where it does business or owns assets, except, in the case of this clause (ii), where the failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect.

(b)Each Obligor has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and the other the Loan Documents to which it is a party and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party. Each Obligor has duly executed and delivered this Amendment and the other Loan Documents to which it is a party and such Loan Documents constitute the legal, valid and binding obligation of such Obligor enforceable against each Obligor that is a party thereto in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, examinership, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).
(c)None of (x) the execution, delivery and performance by any Obligor of this Amendment or the other Loan Documents to which it is a party and compliance with the terms and provisions thereof or (y) the consummation of the Transactions under this Amendment or the other Loan Documents will (i) contravene any applicable provision of any material Applicable Law of any Governmental Authority, (ii) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Obligor (other than Liens created under the Loan Documents) pursuant to, (A) the terms of any material indenture, loan agreement, lease agreement, mortgage or deed of trust, or (B) any other Material Contract of each Obligor, in the case of either of clauses (A) and (B), to which any Obligor is a party or by which it or any of its property or assets is bound, or (iii) violate any provision of the Organization Documents or Permit of any Obligor, except, with respect to any conflict, breach or contravention or default (but not creation of Liens) referred to in clause (ii), to the extent that such conflict, breach, contravention or default could not reasonably be expected to have a Material Adverse Effect.
(d)No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person, and no consent or approval under any contract or instrument (other than those that have been duly obtained or made and which are in full force and effect, or if not obtained or made, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect) is required for the consummation of the Transactions or the due execution, delivery or performance by any Obligor of this Amendment or any Loan Document to which it is a party, or for the due execution, delivery or performance of this Amendment and the other Loan Documents, in each case by any of the Obligors party thereto. There does not exist any judgment, order, injunction or other restraint issued or filed with respect to the transactions contemplated by this Amendment and the other Loan Documents, the consummation of the Transactions, the making of the Loans or the performance by the Obligors or any of their respective Subsidiaries of their Obligations under this Amendment and the other Loan Documents.
(e)The representations and warranties of each Obligor set forth herein or in the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality, Material Adverse Effect or similar language in the text thereof, in which case such representations and warranties shall be true and correct in all respects), in each case, with the same effect as though such representations and warranties had been made on and as of the date hereof (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality, Material Adverse Effect or similar language in the text thereof, in which case such representations and warranties shall be true and correct in all respects).

(f)Both immediately before and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
(g)Excluding the Certificate of Conversion and the Articles of Incorporation, each dated December 2, 2024, filed by NGH Investments with the Missouri Secretary of State on December 3, 2024, true, complete and correct copies of the articles of incorporation or organization, as applicable, of each Obligor, together with any amendments thereto (each, a “Charter”), have been delivered pursuant to that certain Omnibus Officer’s Certificate dated May 9, 2022, provided by Obligors in connection with the Loan Agreement (the “2022 Certificate”). Each Charter is in full force and effect on and as of the date hereof, has not been amended, modified or repealed, and no proceedings for the amendment, modification or rescission thereof are pending or contemplated, and no amendment or other document relating to or affecting any Charter has been filed in the office of the Secretary of the State of the State of such Obligor’s incorporation or formation, since such date, and no action has been taken by any Obligor or its officers, managers, members or any other equity holders in contemplation of the filing of any such amendment or other document or in contemplation of the liquidation or dissolution of any Obligor.
(h)True, complete and correct copies of the bylaws or the operating agreement, as applicable, of each Obligor, together with any amendments thereto (each, a “Governing Document”), have been delivered pursuant to the 2022 Certificate and are in full force and effect on and as of the date hereof. Each Governing Document is in full force and effect on and as of the date hereof, has not been amended, modified or repealed, and no proceedings for the amendment, modification or rescission thereof are pending or contemplated.
(i)True, complete and correct copies of all of each Obligor’s shareholders agreements, voting agreements or similar agreements relating to the governance of such Obligor or the rights of the holders of its Equity Interests have been delivered pursuant to the 2022 Certificate and are in full force and effect on and as of the date hereof without amendment, supplement or other modification since the date of the 2022 Certificate.
(j)Except as provided in that certain Incumbency Certificate dated the date hereof delivered by NGH Investments to Administrative Agent, the persons who executed Exhibit E attached to the 2022 Certificate continue to be duly elected, duly qualified, and this day are (and at all times since the date of such resolutions have been) officers of each applicable Obligor, holding such respective offices as are set forth opposite their names and being authorized to sign on behalf of such Obligor, and the signatures set forth opposite their names are their genuine signatures.
3.	Reaffirmation of Obligations. Each of the Obligors hereby (a) reaffirms and confirms

(i) the execution and delivery of, and all of its obligations under, the Loan Documents to which it is a party, including, without limitation, the Credit Agreement, and agrees that this Amendment does not operate to reduce or discharge any Obligor’s obligations under such Loan Documents or constitute a novation of any indebtedness or other obligations under any Loan Documents, and (ii) its guarantees, pledges, grants and other undertakings under the Credit Agreement and the other Loan Documents to which it is a party, (b) agrees that (i) each Loan Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Creditors, and (c) reaffirms and confirms the continuing security interests in its respective assets granted in favor of Administrative Agent pursuant to each of the Security Documents. Each of the Obligors hereby acknowledges and consents to the transactions contemplated by, and the execution and delivery of, this Amendment and the other Loan Documents.

4.Conditions Precedent to Effectiveness. This Amendment shall become effective as of the date of this Amendment when, and only when, Administrative Agent shall have received the following, in form and substance satisfactory to Administrative Agent:
(a)counterparts of this Amendment, duly executed by Administrative Agent, Lenders and an Authorized Officer of each Obligor;
(b)that certain Term Note, dated as of the date hereof issued by Borrowers to Chicago Atlantic BDC, Inc. in the original principal amount of $4,432,933.46 and that certain Term Note, dated as of the date hereof, issued by Borrower to Chicago Atlantic Lincoln, LLC in the original principal amount of $22,435,172.58, in each case, duly executed by an Authorized Officer of each Borrower;
(c)that certain Disbursement Letter from Borrowers to Administrative Agent, duly executed by an Authorized Officer of each Borrower;
(d)payment in full of all fees and expenses due and payable to Administrative Agent or any Lender; and
(e)such other documents to be executed by Borrowers as may be reasonably requested by Administrative Agent.

Administrative Agent reserves the right to allocate to its affiliates any fee payable to Administrative Agent pursuant to clause (d) above, in whole or in part, in such manner as Administrative Agent and its affiliates may agree in their sole discretion.

5.Incorporation by Reference. Sections 1.02, 12.05, 12.13 and 12.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if such Sections were set forth in full herein.
6.	Miscellaneous.
(a)Amendment, Modification and Waiver. This Amendment may not be amended, and no provision hereof may be waived, except pursuant to a writing signed by each of the parties hereto.
(b)Governing Law. This Amendment and any claims controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the State of Illinois, without reference to conflicts of law provisions which would result in the application of the laws of any other jurisdiction.
(c)Severability. Any term or provision of this Amendment that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.
(d)Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment, the

Credit Agreement (as amended hereby) and the other Loan Documents constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 5 hereof, this Amendment shall become effective when it shall have been executed by Administrative Agent and when Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

(e)Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
(f)Reference to and Effect on the Credit Agreement and the Other Loan Documents. On and after the date of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed and this Amendment shall not be considered a novation. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents. This Amendment shall be deemed to be a Loan Document as defined in the Credit Agreement.

7.Construction. This Amendment has been prepared through the joint efforts of all of the parties hereto. Neither the provisions of this Amendment, nor any alleged ambiguity herein, shall be interpreted or resolved against any party on the grounds that such party or its counsel drafted this Amendment, or based on any other rule of strict construction. Each of the parties represents that such party has carefully read this Amendment and that such party knows the contents hereof and has signed the same freely and voluntarily.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered effective as of the date set forth above.

BORROWERS:

PROPER HOLDINGS, LLC

By:   Name: John M. Pennington

Title:Manager

NEW GROWTH HORIZON, LLC

By:   Name: John M. Pennington

Title:Manager

NGH INVESTMENTS, INC.

By:   Name: John M. Pennington

Title:CEO

First Amendment to Credit Agreement

ADMINISTRATIVE AGENT:

CHICAGO ATLANTIC ADMIN, LLC

By:  Name: Peter Sack

Title:Authorized Person

LENDERS:

CHICAGO ATLANTIC LINCOLN, LLC, as

a Lender

By:   Name: Peter Sack

Title:Authorized Person

CHICAGO ATLANTIC BDC, INC., as a

Lender

By:   Name: Umesh Mahajan

Title:Authorized Person

First Amendment to Credit Agreement